Total revenues	12 Months Ended
Dec. 31, 2024
Total revenues
Total revenues

7. Total net revenues

SUPPLY REVENUES

These revenues are fully related to the supply of Jyseleca® to Alfasigma under the transition agreement. The related cost of sales are reported on the cost of sales line.

COLLABORATION REVENUES

The following table summarizes details of collaboration revenues for the years ended December 31, 2024, 2023 and 2022 by collaboration and by category of revenue: upfront payments and license fees, reimbursement income, and royalties.

	Over time	Point in time	2024	2023	2022
			(Euro, in	(Euro, in	(Euro, in
			thousands)	thousands)	thousands)
Recognition of non-refundable upfront payments and license fees			€230,182	€230,242	€230,423
Gilead collaboration agreement for drug discovery platform	Ö		230,182	230,242	230,423

Reimbursement income			—	—	56
Novartis collaboration agreement for MOR106	Ö		—	—	56

Royalties			10,604	9,482	10,770
Gilead royalties on Jyseleca		Ö	10,604	9,466	10,726
Other royalties		Ö	—	16	44

Total collaboration revenues			€240,786	€239,724	€241,249

We recognized €230.2 million in revenue in 2024 related to the consideration from Gilead allocated to the drug discovery platform.

Since signing of the letter of intent with Alfasigma in October 2023, we classified all activities that were directly related to the Jyseleca® business, including the revenue recognition related to the filgotinib performance obligation, as discontinued operations in accordance with IFRS 5. We refer to note 5 “Discontinued Operations” for additional information.

For the year ended December 31, 2024 we also recognized in revenue €10.6 million of royalties from Gilead on filgotinib. The royalties on sales of Jyseleca® performed by Gilead in Japan were not reported as discontinued operations as we still have the right to receive those royalties on future sales made by Gilead and its commercialization partners (this right is not subject to transfer to Alfasigma as part of the transfer of the Jyseleca® business to them).

Collaboration with Gilead

We refer to note 2 of these consolidated financial statements for a general description of our collaboration with Gilead.

In addition, we concluded as follows for the remaining performance obligations:

Access rights to the drug discovery platform, option rights and R&D activities

●The revenue allocated to the drug discovery platform will be recognized over time as Gilead receives exclusive access to our drug discovery platform and option rights on our current and future pipeline as well as R&D activities during the collaboration term. Management concluded that an equal spread over the collaboration period is the most reliable and appropriate recognition method.
●At inception of the collaboration (July 2019) we assessed the appropriate period over which to recognize the drug discovery platform revenue to be 10 years. This is because we granted exclusive rights over a 10-year period. However, if at the end of the 10-year period, some programs in existence as of this time would have reached the clinic (i.e., IND filed with regulatory authorities), the rights for those specific programs may have been extended, for a maximum of three years. This is reassessed at each year-end based on the evolution of our pipeline and is still valid per December 31, 2024.